                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              MITEK SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      OF
                              MITEK SYSTEMS, INC.
                              CARROLL CANYON ROAD
                          SAN DIEGO, CALIFORNIA 92131


     TO ALL STOCKHOLDERS OF
     MITEK SYSTEMS, INC.

     The Annual Meeting of Stockholders of Mitek Systems, Inc. (the "Company") will be held at 1:00 p.m., local time, Wednesday, February 14, 1996, at the Doubletree Club Hotel, 11915 El Camino Real, San Diego, California for the following purposes:

1. To elect six directors to hold the office during the ensuing year and until their respective successors are elected and qualified. The Board of Directors intends to nominate as directors the six persons identified in the accompanying proxy statement.

2. To transact such business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on January 8, 1996 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. A list of these stockholders will be open to examination by any stockholder at the meeting and for ten days prior thereto during normal business hours at the executive offices of the Company, 10070 Carroll Canyon Road, San Diego, California 92131.

     Enclosed for your convenience is a form of proxy which may be used at the Annual Meeting and which, unless otherwise marked, authorizes the holders of the proxy to vote for the proposed slate of directors and as the proxy holder deems appropriate on any other matter brought before the Annual Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ John F. Kessler

                                            John F. Kessler
                                            President and CEO

     Date:  January 8, 1996

          YOU ARE INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU EXPECT TO ATTEND, IT IS IMPORTANT THAT YOU SIGN, DATE AND RETURN THE ATTACHED PROXY PROMPTLY. IF YOU PLAN TO ATTEND AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE YOUR PROXY IS VOTED.

                              MITEK SYSTEMS, INC.
                              CARROLL CANYON ROAD
                          SAN DIEGO, CALIFORNIA 92131


                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                               FEBRUARY 14, 1996

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mitek Systems, Inc. (the "Company") for use at its Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m., local time, Wednesday, February 14, 1996, at the Doubletree Club Hotel, 11915 El Camino Real, San Diego, California, and at any adjournments thereof.

     At the close of business on January 8, 1996, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding an aggregate of 7,727,959 shares of Common Stock. Each share of Common Stock will be entitled to one vote on all matters to be considered at the Annual Meeting.

     The foregoing shares represented by all properly executed proxies received by management in time for the Annual Meeting will be voted at the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by written notice to the Company of the death or incapacity of the stockholder who executed the proxy. The proxy will also be revoked if the person executing the proxy is present at the Annual Meeting and elects to vote in person. Unless revoked, the proxy will be voted as specified.

     The persons named as proxies were selected by the Board of Directors. The Company will pay the expenses of soliciting proxies for the Annual Meeting including the cost of preparing, assembling and mailing the proxy materials. Proxies may be solicited personally, by mail, by telephone, by facsimile, or by telegram, by regularly employed officers and employees of the Company who will not be additionally compensated therefor. The Company may request persons holding stock in their names for others, such as brokers and nominees, to forward proxy materials to their principals and request authority for execution of the proxy, and the Company will reimburse them for their expenses in connection therewith.

     The Company's 1995 Annual Report to Stockholders is included herewith, but is not incorporated in, and is not part of, this Proxy Statement and does not constitute proxy-soliciting material. The Company intends to mail this Proxy Statement and the accompanying material to stockholders of record on or about January 12, 1996.

     ELECTION OF DIRECTORS

     Pursuant to the Bylaws of the Company, the Board of Directors has fixed the number of authorized directors at six. All six directors are to be elected at the Annual Meeting, to hold office until the next annual meeting or until their successors are duly elected. The six nominees receiving the highest number of votes will be elected. Abstentions or broker non-votes will be counted for the establishment of a quorum but not as a vote for or against any nominee.

     Unless authorization to do so is withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees proposed by the Board of Directors, all of whom are presently directors of the Company. In the event, not presently anticipated, that any of the nominees should become unavailable for election prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees, if any, designated by the Board of Directors.

     The following table sets forth the names and certain information concerning the nominees for election to the Board of Directors. All of the nominees named below have consented to being named herein and to serve, if elected. The Board of Directors recommends that shareholders vote FOR the election of each nominee as a director of the Company.

     DIRECTORS

     JAMES B. DEBELLO-Mr. DeBello, 37, a director of the Company since November 1994, has been President of Solectek Corporation in San Diego, California, since April, 1990. He held various positions in the John M. Thornton & Associates group of companies from July 1986 to April 1990. Prior to that, he was employed by the Los Angeles Olympic Organizing Committee coordinating the marketing efforts to support ticket sales, traffic management and community relations.

     GERALD I. FARMER, PH.D.-Dr. Farmer, 61, a director of the Company since May 1994 , is Executive Vice President of the Company. Prior to joining the Company, Dr. Farmer has worked with HNC Software, IBM Corporation and Xerox. He has held senior management positions with SAIC and Gould, Imaging and Graphics Division.

     DANIEL E. STEIMLE-Mr. Steimle, 47, a director of the Company since February 1987, has been Vice President and Chief Financial Officer of Advanced Fibre Communications, a telecommunications equipment company, since December 1993. Prior to that time, Mr. Steimle was Senior Vice President and Chief Financial Officer of Santa Cruz Operation from September 1991. Mr. Steimle served as Director of Business Development for Mentor Graphics, a software development company, from August, 1989 to September, 1991. Prior to that time, Mr. Steimle was the Corporate Vice President, Chief Financial Officer and Treasurer of Cipher Data Products, Inc., a manufacturer of data storage equipment.

     JOHN M. THORNTON-Mr. Thornton, 63, a director of the Company since March 1986, was appointed Chairman of the Board as of October 1, 1987. Additionally, he served as President of the Company from May 1991 through July 1991 and has served as Chief Executive Officer from May 1991 through February 1992. Mr. Thornton was a private investor from May 1985 through September 1987 and prior to that time was President of Wavetek Corporation for 18 years. Mr. Thornton is also Chairman of the Board of Software Products International, Inc. Mr. Thornton is the spouse of Sally B. Thornton, a director.

     SALLY B. THORNTON-Ms. Thornton, 61, a director of the Company since April 1988, has been a private investor for more than six years. She serves as Vice Chairman of Medical Materials, Inc. in Camarillo, is on the Board of Directors of Thornton Winery Corporation in Temecula, the UCSD Medical Center, Sjogren's Syndrome Foundation in Port Washington, New York, and is a Life Trustee of the
San Diego Museum of Art.   Ms. Thornton is the spouse of John M. Thornton, a
director.

     JOHN F. KESSLER-Mr. Kessler, 46, a director of the Company since August 1993, was appointed President and Chief Executive Officer of the Company in May 1994. Prior to his appointment, he was Vice President - Finance/Administration and Chief Financial Officer of Bird Medical Technologies, Inc. , a manufacturer of medical equipment. He held these positions in Bird Medical from November 1992 and also served as Secretary from January 1993. Prior to joining Bird Medical, Mr. Kessler was Vice President, Finance/Administration, Chief Financial Officer of Emerald Systems Corporation, a computer systems company. From July 1980 to July 1991, Mr. Kessler was with Wavetek Corporation serving in various positions, including Chief Financial Officer during the period of 1987 to 1991.


     BOARD OF DIRECTORS

MEETINGS

     The Board of Directors has one regularly scheduled meeting annually, immediately following and at the same place as the Annual Meeting of Stockholders. Additional regular meetings may be called as the need arises. During the 1995 fiscal year, there were four meetings of the Board of Directors.

COMMITTEES

     The Board of Directors has appointed from among its members two committees to advise it on matters of special importance to the Company.

      The Compensation Committee, which acts as the Administrative Committee for the 1986 and 1988 Stock Option Plans, was composed, during fiscal 1995, of John
M. Thornton, Sally B. Thornton, Daniel E. Steimle and James B. DeBello. The Compensation Committee reviews, analyzes and recommends compensation programs to the Board of Directors. It also decides to which "key employees" of the Company either incentive stock options or non-qualified stock options should be granted. During fiscal 1995, the Compensation Committee meetings were held concurrently with special Board of Directors meetings.

     The Audit Committee, composed during fiscal 1995 of John M. Thornton, Daniel E. Steimle and Sally B. Thornton, meets with the independent auditors and officers or other personnel of the Company responsible for its financial reports. The Audit Committee is charged with responsibility for reviewing the scope of the auditor's examination of the Company and the audit results of the examination. The Audit Committee is also responsible for discussing with the auditors the scope, reasonableness and adequacy of internal accounting controls. Among other matters, the Audit Committee is also responsible for considering and recommending to the Board a certified public accounting firm for selection by it as the Company's independent auditor. The Audit Committee held one meeting during fiscal 1995.

REMUNERATION OF DIRECTORS

     The Company does not pay compensation for service as a director to persons employed by the Company. Outside directors are paid $1,000 for each meeting they attend.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below shows, as of November 30, 1995, the amount and class of the Company's voting stock owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by (i) each director of the Company, (ii) the executive officers named in the Summary Compensation Table, (iii) all directors and executive officers as a group and (iv) each person known by the Company to own beneficially 5% or more of any class of the Company's voting stock:

          Name                     Number of Shares      Percent of
     of Beneficial                  of Common Stock         Class
   Owner or Identity              Beneficially Owned
       of Group
John M. and Sally B. Thornton         3,702,584 (1)        46.70%

Daniel E. Steimle                        32,902 (2)          .42%

John F. Kessler                         159,584 (3)         2.01%

Gerald Farmer                            75,139 (4)          .95%

James B. DeBello                          3,473 (5)          .04%

Directors and Executive
Officers as a Group                   3,973,682 (6)        50.01%

                              ------------------

(1) Includes shares held by The Thornton Family Trust of 1981, of which Mr. Thornton and Mrs. Thornton are co-trustees.

(2) Includes 21,528 shares issuable upon exercise of options exercisable within 60 days.

(3) Includes 109,584 shares issuable upon exercise of options exercisable within 60 days.

(4) Includes 65,139 shares issuable upon exercise of options exercisable within 60 days.

(5) All shares beneficially owned are issuable upon exercise of options exercisable within 60 days.

(6) Includes an additional 199,724 shares of common stock issuable upon exercise of options exercisable within 60 days.


     Information with respect to beneficial ownership is based on information furnished to the Company by each person identified above. Each named person currently has shared voting and investment power with such person's spouse with respect to the shares beneficially owned, except that Mr. Steimle has sole voting and investment power with respect to his shares.

     Compliance with Section 16(a) of the Securities Exchange Act.
     ------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon its review of the copies of such forms received by it, or written representations from certain persons reporting that no forms where required to be filed by those persons, the Company believes that, during the 1995 fiscal year, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners, were complied with.

                     REPORT OF THE COMPENSATION COMMITTEE

     As members of the Compensation Committee it is our duty to monitor the performance and compensation of executive officers and other key employees, to review compensation plans and to administer the Company's Stock Option Plan.
The Company's executive and key employee compensation programs are designed to attract, motivate and retain the executive talent needed to enhance shareholder value in a competitive environment. The fundamental philosophy is to relate the amount of compensation "at risk" for an executive directly to his or her contribution to the Company's success in achieving superior performance objectives and to the overall success of the Company. The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance as well as individual performance, and a component providing the opportunity to earn stock options that focus the executives and key employees on building shareholder value through meeting longer-term financial and strategic goals.

     In designing and administering its executive compensation program, the Company attempts to strike an appropriate balance among these various elements, each of which is discussed in greater detail below.

     In applying these elements to arrive at specific amounts or awards, the members of the Compensation Committee apply their subjective evaluation of these various factors and arrive at consensus through discussion. While specific numerical criteria may be used in evaluating achievement of individual or Company goals, the extent of achieving such goals is then factored in with other more subjective criteria to arrive at the final compensation or award decision.

BASE SALARY

     Base salary is targeted at the fiftieth percentile, consistent with comparable high technology companies in the same general stage of development and in the same general industry and geographic area. For this purpose, this Committee utilizes the wage and salary surveys of the American Electronics Association and Merchants and Manufacturers Association, industry and area trade groups of which the Company is a member. This group of companies is not the same as the peer group chosen for the Stock Performance Graph.

     The Company's salary increase program is designed to reflect individual performance related to the Company's overall financial performance as well as competitive practice. Salary reviews are typically performed annually in conjunction with a performance review. Salary increases are dependent upon the achievement of individual and corporate performance goals.

THE EXECUTIVE AND KEY EMPLOYEE BONUS PLAN

     The Executive and Key Employee Bonus Plan is designed to reward Company executives and other key employees for their contributions to corporate objectives. Corporate objectives are established as part of the annual operating plan process. Overall corporate objectives include target levels of pre-tax profit and revenue.

     Each eligible employee's award is expressed as a percentage of the participant's September 30, 1995 base salary. For fiscal 1995, the target bonus award for each participant at the achievement of 100% of corporate goals in both pre-tax profit and revenue was nil. Bonus achievement was dependent upon exceeding company goals for pre-tax profit and/or revenue. No bonus is payable if Company goals are not reached.

STOCK OPTION PLAN

     The Company's Stock Option Plan (the "Option Plan") authorizes the granting of options to purchase shares of the Company's Common Stock to officers and key employees of the Company. The Plan is designed to:

     1.   Encourage and create ownership and retention of the Company's Stock;

     2.   Balance long-term with short-term decision making;

     3. Link the officers' or key employees' financial success to that of the shareholders;

     4. Focus attention on building shareholder value through meeting longer-term financial and strategic goals; and

     5. Ensure broad-based participation of key employees (all employees currently participate in the Stock Option Plan).

401(K) SAVINGS PLAN

     Pursuant to the Company's 401(k) Savings Plan (the "401(k) Plan"), which was established in 1991, the Company may make discretionary, lump sum, matching contributions at the end of each fiscal year. See "EMPLOYEE SAVINGS PLAN." For fiscal 1995 this Committee determined that participants employed by the Company would receive no match of their fiscal 1995 contributions to the Plan.

OTHER COMPENSATION PLANS

     The Company has adopted certain broad-based employee benefit plans in which executive officers have been permitted to participate. The incremental cost to the Company of benefits provided to executive officers under these life and health insurance plans is less than 10% of the base salaries for executive officers for fiscal 1995. Benefits under these broad-based plans are not directly or indirectly tied to Company performance.

COMMITTEE ACTIVITIES

     During fiscal 1995 the Committee had one formal meeting as well as several telephonic and informal meetings. The Committee determined that, due to the overall performance of the Company, there would be no salary increases for corporate officers. The Committee reiterated the practice that no bonuses could be earned under the Executive and Key Employee Bonus Plan for fiscal 1996 unless the Company is profitable. The Committee also authorized several option grants, primarily for new employees.

SALARY INCREASES

     There were no salary increases for Company executive officers during fiscal 1995.

EXECUTIVE AND KEY EMPLOYEE BONUS PLAN AWARDS

     The Committee withheld all bonus awards for all Company executive officers and key employees due to the lack of profitability and achievement of the Company goals for Fiscal 1995.

                                       ON BEHALF OF THE COMPENSATION COMMITTEE

                                            JOHN M. THORNTON, CHAIRMAN

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Thornton, an executive officer and employee of the Company, served as a member of the Company's Compensation Committee. He did not participate in any discussions regarding his compensation.

SUMMARY COMPENSATION TABLE

     The following table shows the compensation paid by the Company to its Chief Executive Officer and the other executive officers who received in excess of $100,000 in salary and bonus during fiscal 1994.

                                      Other                        Number     All
Principal                             Annual              Annual     of      Other
Position                      Year    Salary     Bonus     Comp.   Options   Comp.
---------                    ------   -------    -----    ------   -------   -----
John M. Thornton               1995   150,000
Chairman of the Board          1994   150,000
                               1993   150,000

Lawrence C. Dolan (1)          1995
President & CEO                1994    97,529     3,938
                               1993   157,500

Gerald I. Farmer, Ph.D.        1995   137,627
Exec. Vice Pres.               1994   137,627     3,428             50,000
                               1993   112,844                       45,000

John F. Kessler (1)            1995   140,000                      200,000
President & CEO                1994    59,231                        5,000

(1) Lawrence C. Dolan served as President & CEO from October 1, 1991 to April 30, 1994, and was suceeded by John F. Kessler on May 1, 1994.

STOCK OPTIONS

     The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended September 30, 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Potential
                                                                                                          Realizable Value at
                                                                                                          Assumed
                                                                                                          Annual Rates of
                                                                                                          Stock Price
                                                                                                          Appreciation for
                                                            Individual Grants                             Option Term
----------------------------------------------------------------------------------------------------------------------------------
                                           % of Total
                                           Options
                                           Granted to            Exercise    Market
                                Options    Employees             or Base     Price
                                Granted    in FY 1995            Price       at Grant    Expiration
                                (#) (1)    (%)                   ($/Sh)      ($/Sh)      Date             5% ($)      10% ($)
-----------------------------------------------------------------------------------------------------------------------------------
John M. Thornton                -0-

Lawrence C. Dolan               -0-

Gerald Farmer, Ph.D.            -0-

John F. Kessler                 -0-
                                ---

Totals                          -0-

(1) Options, when awarded, vest monthly over a three-year period and have a term of five years, subject to earlier termination on the occurrence of certain events related to termination of employment In addition, the full vesting of the options is accelerated in the event of a change in control of the Company.

     The following table shows, as to the individuals named in the Summary Compensation Table information concerning stock options exercised during the fiscal ended September 30, 1995:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                       ---------------------------------

-----------------------------------------------------------------------------------
                          Number of Unexercised         Value of Unexercised
                          Options at FY-End             In-the-Money Options
                          -----------------             at FY-End ($)
                          Number                           ------
Name                      Exercisable / Unexercisable   Exercisable / Unexercisable
-----------------------   ---------------------------   ---------------------------
-----------------------------------------------------------------------------------
John M. Thornton                   0 / 0                         0 / 0

Lawrence C. Dolan                  0 / 0                         0 / 0

Gerald Farmer, Ph.D.          56,805 / 38,195               26,115 / 9,550

John F. Kessler               86,805 / 118,195              20,944 / 27,861

STOCK PERFORMANCE GRAPH

                              GRAPH GOES HERE (#11)

                                       09/28/90   09/30/91   09/30/92   09/30/93   09/30/94   09/30/95
                                       --------   --------   --------   --------   --------   --------
MITEK SYSTEMS, INC.                       100.0      182.9       39.0      109.8       97.6      115.3
Nasdaq Stock Market (US Companies)        100.0      157.3      176.3      231.0      232.9      321.4
NASDAQ Stocks (SIC 3570-3579              100.0      165.8      175.5      186.6      211.7      390.5
US Companies) Computer and Office
Equipment

                   ASSUMES $100 INVESTED ON OCTOBER 1, 1989
                          ASSUMES DIVIDEND REINVESTED
                     FISCAL YEAR ENDING 30 SEPTEMBER 1995

     The above graph compares the performance of the Company with that of the NASDAQ Market Index and Peer Group (based on SIC Code 357 -- Computer Peripheral Equipment).

STOCK OPTION PLAN

     Mitek has two stock option plans, the 1986 Stock Option Plan (the "1986 Plan") and the 1988 Non-qualified Stock Option Plan (the "1988 Plan). The 1986 Plan authorizes the Company to grant its key employees, directors and consultants, either non-qualified stock options or incentive stock options, or both, to purchase up to 630,000 shares of Mitek common stock. The 1988 Plan authorizes the Company to grant to its key employees non-qualified stock options to purchase up to 650,000 shares of Mitek common stock. The Compensation Committee of the Board of Directors administers the 1988 Plan and the 1986 Plan. The Committee selects the recipients to whom options are granted and determines the number of shares to be awarded. Options granted pursuant to the 1988 Plan and the 1986 Plan are exercisable at a price determined by the Committee at the time of the grant, but in no event will the option price be lower than the fair market value of the common stock on the date of the grant. However, discounted options to Directors under the 1988 Plan may be exercisable at $1.00 per share. Options become exercisable at such times and in such installments (which may be cumulative) as the Committee provides in the terms of each individual option agreement. In general, the Committee is given broad discretion to issue options in exchange and to accept a wide variety of consideration (including shares of common stock of the Company, promissory notes, or unexercised options) in payment for the exercise price of stock options.

EMPLOYEE SAVINGS PLAN

     In 1990 the Company established an Employee Savings Plan (the "Savings Plan") intended to qualify under Section 401(k) of the Internal Revenue Code, which is available to all employees who satisfy the age and service requirements under the Savings Plan. The Savings Plan allows an employee to defer up to 15% of the employee's compensation for the pay period as elected in his or her salary deferral agreement on a pre-tax basis pursuant to a cash or deferred arrangement under Section 401(k) of the Code (subject to maximums permitted under federal law). This contribution generally will not be subject to federal tax until it is distributed from the Savings Plan. In addition these contributions are fully vested and non-forfeitable.
Contributions to the Savings Plan are deposited in a trust fund established in connection with the Savings Plan. The Company may make discretionary contributions to the Savings Plan at the end of each fiscal year as deemed appropriate by the Board of Directors. Vested amounts allocated to each participating employee are distributed in the event of retirement, death, disability or other termination of employment.

OTHER BUSINESS

     The Annual Meeting is called for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. Management is unaware of any matters for action by stockholders at this meeting other than those described in such Notice. The enclosed proxy, however, will confer discretionary authority with respect to matters which are not known to management at the date of printing hereof and which may properly come before the Annual Meeting or any adjournment thereof. It is the intention of the Company's proxy holders to vote in accordance with their best judgment on any such matters.

     The Company's financial statements for the fiscal year ended September 30, 1995 have been examined by Deloitte & Touche, independent accountants. A representative of Deloitte & Touche is expected to be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions. Additionally, Deloitte & Touche has been selected by the Board of Directors as the independent accountants for the current fiscal year.

                            STOCKHOLDERS' PROPOSALS

     Any proposal of a stockholder intended to be presented at the 1997 Annual Meeting must be received by the Company on or before September 12, 1996 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors


                                            John F. Kessler
                                            President and CEO

     San Diego, California
     January 8, 1996

       PROXY

                              MITEK SYSTEMS, INC.

                        Annual Meeting of Stockholders
                               February 14, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints John F. Kessler and Gerald I. Farmer as proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Mitek Systems, Inc. standing in the name of the undersigned with all power which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held February 14, 1996 or any adjournment thereof.


        (Continued, and to be marked, dated and signed, on the other side)

 ----------------------------------------------------------------------------
                          FOLD AND DETACH HERE





                                                       Annual
                                                       Meeting of
                                                       Shareowners


                                                       February 14, 1996


                                                       Doubletree Club Hotel
                                                       11915 El Camino Real
                                                       San Diego, California

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                                               Please mark
                                                             your votes as [X]
                                                              indicated in
                                                              this example

1.  ELECTION OF DIRECTORS

FOR all nominees listed to the right except as marked to the contrary

[_]

WITHHOLD AUTHORITY To vote for all nominees listed to the right

[_]

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


NOMINEES:  James B. DeBello, Gerald I. Farmer, John F. Kessler,
           Daniel E. Steimle, John M. Thornton and Sally B. Thornton

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

            ------------------------------------------------------


Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Date:                                  , 1996
                                        ----------------------------------

                                   ---------------------------------------------
                                                     (Signature)

                                   ---------------------------------------------
                                             (Signature if held jointly)

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                               Admission Ticket


                                Annual Meeting
                                      of
                              Mitek Systems, Inc.
                                  Shareowners

                         Wednesday, February 14, 1996
                                   1:00 p.m.
                             Doubletree Club Hotel
                             11915 El Camino Real
                             San Diego, California

                                    Agenda
                                    ------

     .  Election of Directors
     .  Report on the progress of the corporation
     .  Informal discussion among shareholders in attendance